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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) August 1, 2000

                       Citadel Communications Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

               000-24515                                   86-0748219
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       (Commission File Number)                (IRS Employer Identification No.)

             City Center West, Suite 400
            7201 West Lake Mead Boulevard
                   Las Vegas, Nevada                         89128
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       (Address of Principal Executive Offices)            (Zip Code)

                                 (702) 804-5200
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              (Registrant's Telephone Number, Including Area Code)


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         This report includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based largely on current expectations and projections about future events and financial trends affecting Citadel Communications Corporation's business. The words "intends," "believes" and similar words are intended to identify forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. The forward-looking statements in this report are subject to risks, uncertainties and assumptions including, among other things:

o        the realization of Citadel Communications' business strategy,

o general economic and business conditions, both nationally and in Citadel Communications' radio markets,

o Citadel Communications' expectations and estimates concerning future financial performance, financing plans and the impact of competition,

o        anticipated trends in Citadel Communications' industry, and

o the impact of current or pending legislation and regulation and antitrust considerations.

         In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report might not transpire. Citadel Communications undertakes no obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On August 1, 2000, Citadel Communications Corporation's subsidiary, Citadel Broadcasting Company, completed its acquisition from Liggett Broadcast, Inc., Rainbow Radio, LLC, New Tower, Inc. and LLJ Realty, LLC (each, a "Seller") of (i) four FM and two AM radio stations serving the Lansing/East Lansing, Michigan market, two FM radio stations serving the Saginaw/Bay City/Midland market and one FM radio station serving the Flint, Michigan market; (ii) the right to operate one AM radio station serving Flint under a Time Brokerage Agreement, as well as the right to acquire such station; and (iii) related assets used or to be used in connection with the operation of the stations (the "LBI Acquisition"). The aggregate purchase price was approximately $120.9 million in cash. The purchase price was paid with amounts borrowed under Citadel Broadcasting's credit facility with Credit Suisse First Boston, as Lead Arranger, Administrative Agent and Collateral Agent; FINOVA Capital Corporation, as Syndication Agent; First Union National Bank and Fleet National Bank, as Documentation Agents; and Credit Suisse First Boston, Bank of America, N.A., Bank of Montreal, The Bank of New York, Bank of Nova Scotia, The Chase Manhattan Bank, Credit Industrial et Commercial, FINOVA Capital Corporation, First Union National Bank, Fleet National Bank, The Industrial Bank of Japan, Limited, Webster Bank, Michigan National Bank, Natexis Banque Populaires (formerly known as Natexis Banque BFCE), US Bank National Association, ING (U.S.) Capital LLC, The Fuji Bank, Limited, Dai-Ichi Kangyo Bank Ltd., First Hawaiian Bank, General Electric Capital Corporation, Suntrust Bank, Inc., Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, Summit Bank, Royal Bank of Canada, and National City Bank, as lenders.

         In addition to the stations and operating rights acquired in the LBI Acquisition, Citadel Broadcasting was assigned the rights under a purchase agreement to acquire the one AM radio station in Flint for which it acquired the operating rights discussed above. The aggregate consideration paid or to be paid for this AM radio station, including transaction expenses, is expected to be less than $0.6 million. The completion of this


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transaction is subject to various conditions. Although Citadel Communications believes that these closing conditions are generally customary for transactions of this type, there can be no assurances that the conditions will be satisfied.

         Closing of the LBI Acquisition had been delayed as Citadel Communications received a request for additional information and documents from the United States Department of Justice relating to stations in Saginaw/Bay City/Midland. To resolve the Department of Justice's concerns, Citadel Broadcasting agreed to sell three radio stations serving Saginaw/Bay City/Midland, for which sale an initial grant was received from the Federal Communications Commission in July 2000. As a result, concurrently with the LBI Acquisition, Citadel Broadcasting sold to Wilks Broadcasting LLC one of the acquired FM radio stations and one additional FM radio station and one AM radio station, each serving Saginaw/Bay City/Midland, for the aggregate sale price of approximately $16.1 million. Citadel Communications intends to operate the remaining acquired radio stations through Citadel Broadcasting.

         The initial grant from the FCC for the sale of the three stations has not yet become a final order. Until an order becomes final, third parties may file a request for reconsideration or judicial review or the FCC may reconsider the grant on its own motion. Such action could expose Citadel Broadcasting to a modification or set aside of the initial approval. There can be no assurance that a modification or set aside will not occur.

         Following the closing of the LBI Acquisition, on August 1, 2000, Robert
G. Liggett, Jr., who together with his immediate family members or trusts for the benefit of his immediate family members directly or indirectly owned at the time of the LBI Acquisition all or a majority of the equity interests of each Seller, was appointed as a director of each of Citadel Communications and Citadel Broadcasting.

ITEM 5.  OTHER EVENTS

         As discussed in Item 2 of this report, on August 1, 2000 Robert G. Liggett, Jr. was appointed as a director of each of Citadel Communications and Citadel Broadcasting. On July 26, 2000, each of Ken Maness and Wayne Leland were appointed as Vice Presidents of each of Citadel Communications and Citadel Broadcasting. Additionally, Mr. Maness was appointed as President of the Southeast Region of Citadel Broadcasting and Mr. Leland was appointed as President of the Northeast Region of Citadel Broadcasting.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements. Not applicable.

(b)      Pro Forma Financial Information. Not applicable.

(c)      Exhibits. The following exhibit is filed as part of this report:

2.1 Asset Purchase Agreement dated December 3, 1999 by and among Liggett Broadcast, Inc., Rainbow Radio, LLC, New Tower, Inc., LLJ Realty, LLC, Robert G. Liggett, Jr., Citadel Communications Corporation, Citadel Broadcasting Company and Citadel License, Inc. (incorporated by reference to Exhibit 2.5 to Citadel Communications Corporation's Current Report on Form 8-K filed on December 10, 1999).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CITADEL COMMUNICATIONS CORPORATION


Date: August 9, 2000                   By: /s/ Lawrence R. Wilson
                                          ---------------------------------
                                          Lawrence R. Wilson
                                          Chairman, Chief Executive Officer and
                                          President


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                                  EXHIBIT INDEX

2.1 Asset Purchase Agreement dated December 3, 1999 by and among Liggett Broadcast, Inc., Rainbow Radio, LLC, New Tower, Inc., LLJ Realty, LLC, Robert G. Liggett, Jr., Citadel Communications Corporation, Citadel Broadcasting Company and Citadel License, Inc. (incorporated by reference to Exhibit 2.5 to Citadel Communications Corporation's Current Report on Form 8-K filed on December 10, 1999).